Summary Prospectus December 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS LIFECOMPASS 2020 FUND






CLASS/Ticker    A   SUPAX    B   SUPBX    C   SUPCX    S   SPGRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C) and (800) 728-3337 (S)
or asking your financial advisor. The prospectus and SAI, both dated December 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 46) and Purchase and Redemption of Shares in the fund's SAI (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                                      A          B          C      S
                                           ------------  ---------  ---------  -----
Maximum sales charge (load) on purchases,
as % of offering price                           5.75      None       None     None
------------------------------------------       ----      --         --       -----
Maximum contingent deferred sales charge
(load), as % of redemption proceeds          None(1)     4.00       1.00       None
------------------------------------------   --------    ----       ----       -----

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                    A          B          C           S
                                            ---------  ---------  ---------  ----------
Management fee                                  0.00       0.00       0.00       0.00
-------------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                                    0.24       1.00       1.00      None
-------------------------------------------     ----       ----       ----      -----
Other expenses (includes an administrative
fee)                                            0.43       0.39       0.37       0.45
-------------------------------------------     ----       ----       ----      -----
Acquired funds (underlying funds) fees and
expenses                                        0.62       0.62       0.62       0.62
-------------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES            1.29       2.01       1.99       1.07
-------------------------------------------     ----       ----       ----      -----
Less expense waiver/reimbursement               0.08       0.05       0.03       0.11
-------------------------------------------     ----       ----       ----      -----
NET ANNUAL FUND OPERATING EXPENSES              1.21       1.96       1.96       0.96
-------------------------------------------     ----       ----       ----      -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

The Advisor has contractually agreed through November 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at ratios no higher than 0.59%, 1.34%, 1.34% and 0.34% (excluding extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (underlying funds) fees and expenses) for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of caped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 691     $ 599     $ 299     $  98
--       -----     -----     -----     -----
3          953       926       622       329
--       -----     -----     -----     -----
5        1,235     1,278     1,070       579
--       -----     -----     -----     -----
10       2,035     1,978     2,314     1,296
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 691     $ 199     $ 199     $  98
--       -----     -----     -----     -----
3          953       626       622       329
--       -----     -----     -----     -----
5        1,235     1,078     1,070       579
--       -----     -----     -----     -----
10       2,035     1,978     2,314     1,296
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.

PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2010: 50%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund. The fund is designed for investors who anticipate retiring around 2020.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's current target allocation is approximately: 70% Equity funds; and 30% Fixed Income funds), which portfolio management use as a reference point in setting the fund's actual asset allocation. The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund's "glide path") and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.


The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.


The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at and through your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller



                                       2
                                                       DWS LifeCompass 2020 Fund


                                             SUMMARY PROSPECTUS December 1, 2010
and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.


IGAP RISK. The success of the global tactical asset allocation overlay strategy, which portfolio management calls iGAP, employed by certain underlying funds, depends in part on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.



                                       3
                                                       DWS LifeCompass 2020 Fund


                                             SUMMARY PROSPECTUS December 1, 2010

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

SENIOR LOANS RISK. Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, or affect the timing or price of such acquisition.


TAX STATUS RISK. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the fund. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2000        2001        2002       2003       2004       2005      2006       2007       2008       2009
  -6.29       -13.39      -18.80     25.64      10.33      6.10      13.50      4.68       -32.68     25.02




Best Quarter: 14.33%, Q2 2009      Worst Quarter: -18.89%, Q4 2008
Year-to-Date as of 9/30/10: 4.91%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                                      1           5          10
                            CLASS INCEPTION        YEAR       YEARS       YEARS
                          -----------------  ----------  ----------  ----------
CLASS A before tax               12/29/00        17.44       -0.25       -1.14
-------------------------        --------        -----      ------      ------
CLASS B before tax               12/29/00        20.77       -0.01       -1.29
-------------------------        --------        -----      ------      ------
CLASS C before tax               12/29/00        23.64       0.18        -1.28
-------------------------        --------        -----      ------      ------
CLASS S before tax               11/15/96        25.02       1.19        -0.31
-------------------------        --------        -----      ------      ------
  After tax on
  distributions                                  24.51       0.38        -1.20
  After tax on distribu-
  tions, with sale                               16.70       0.70        -0.60
------------------------- --------               -----      ------      ------
RUSSELL 1000 INDEX                               28.43       0.79        -0.49
------------------------- --------               -----      ------      ------
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX                              5.93       4.97        6.33
------------------------- --------               -----      ------      ------
RUSSELL 2000 INDEX                               27.17       0.51        3.51
------------------------- --------               -----      ------      ------
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX                                            31.78       3.54        1.17
------------------------- --------               -----      ------      ------
CREDIT SUISSE HIGH YIELD
INDEX                                            54.22       5.99        7.07
------------------------- --------               -----      ------      ------
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX                                        0.21       3.02        2.99
------------------------- --------               -----      ------      ------

The Advisor believes that the Russell 1000 Index and each of the additional indexes reflect the different components of the Fund's typical asset allocations.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


                                       4
                                                       DWS LifeCompass 2020 Fund


                                             SUMMARY PROSPECTUS December 1, 2010

PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2002.


INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


WEB SITE                                www.dws-investments.com

TELEPHONE
to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.


PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       5
                                                       DWS LifeCompass 2020 Fund
                                  SUMMARY PROSPECTUS December 1, 2010 DLC20F-SUM